Exhibit 10.16

ASSIGNMENT AND ASSUMPTION OF

AGREEMENT OF SALE AND PURCHASE AND JOINT ESCROW INSTRUCTIONS

THIS ASSIGNMENT is made and entered into as of this 5th day of August, 2009, by and between BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership any (hereinafter referred to as “Assignor”), and BEHRINGER HARVARD WATERFORD PLACE REIT, LLC, a Delaware limited liability company (hereinafter referred to as “Assignee”).

W I T N E S S E T H :

WHEREAS, Waterford Place Apartments, LLC, a California limited liability company (“Seller”) and Assignor, as Buyer, entered into that Agreement of Sale and Purchase And Joint Escrow Instructions dated May 29, 2009 and revived and amended by that certain Revivor and First Amendment to Agreement of Sale and Purchase And Joint Escrow Instructions dated July 2, 2009 and Second Amendment to Agreement of Sale and Purchase and Joint Escrow Instructions dated July 13, 2009 (collectively, “the Purchase Agreement”) whereby Seller agreed to sell to Assignor and Assignor agreed to purchase from Seller the Property, as defined therein.  Unless otherwise expressly defined herein, all initially-capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement; and

WHEREAS, as permitted by the Agreement, Assignor and Assignee have agreed that Assignor shall transfer and assign to Assignee all right, title and interest of Assignor in and to the Agreement; and

WHEREAS, Assignor and Assignee have further agreed that Assignee shall expressly assume all of the obligations of Assignor arising under the Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Assignor and Assignee hereby agree as follows:

1.             Transfer and Assignment.  Assignor hereby transfers, assigns and sets over to Assignee, its successors and assigns, all right, title and interest of Assignor in and to the Agreement including the $750,000 Deposit and the $1,250,000 Additional Deposit referenced in Section 2.3.1 of said Agreement.

2.             Assumption of Obligations.  Assignee hereby assumes and agrees to observe and perform all of the terms, covenants and conditions of Assignor under the Agreement arising from and after the date of this Assignment.

3.             Binding Effect.  This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

IN WITNESS WHEREOF, Assignor and Assignee have each caused this Assignment to be executed by its duly authorized signatory as of the day and year first above written.

ASSIGNOR:

BEHRINGER HARVARD MULTIFAMILY OP I LP,
a Delaware limited partnership

By:	BHMF, Inc.
a Delaware corporation,
its general partner

	By:	/s/ Mark T. Alfieri
	Name:	Mark T. Alfieri
	Title:	Chief Operating Officer

ASSIGNEE:

BEHRINGER HARVARD WATERFORD PLACE REIT, LLC, a Delaware limited liability company

By:	Behringer Harvard Waterford Place Venture, LLC,
a Delaware limited liability company,
its manager

	By:	Behringer Harvard Waterford Place, LLC,
Its Manager

		By:	/s/ Mark T. Alfieri
		Name:	Mark T. Alfieri
		Title:	Chief Operating Officer

EXHIBIT A

LEGAL DESCRIPTION

Real property in the City of Dublin, County of Alameda, State of California, described as follows:

PARCEL 1:

CONDOMINIUM UNIT 1 OF PARCEL 1 OF PARCEL MAP 8187, FILED NOVEMBER 3, 2003, IN BOOK 274 OF PARCEL MAPS, PAGES 10 AND 11, OFFICIAL RECORDS, AS SUCH UNIT IS SHOWN ON THE CONDOMINIUM PLAN (“PLAN”) ATTACHED AS EXHIBIT “A” TO THE WATERFORD PLACE CONDOMINIUMS DECLARATION OF RESTRICTIONS (“DECLARATION”) RECORDED NOVEMBER 3, 2003, SERIES NO. 2003653881, OFFICIAL RECORDS.

RESERVING THEREFROM MECHANICAL CHASE EASEMENTS AS SHOWN ON THE PLAN.

FURTHER RESERVING THEREFROM EASEMENTS FOR ENCROACHMENT, UTILITY, ROOF AND MAINTENANCE, AS DEFINED IN SECTIONS 2.4, 2.5 AND 2.6 OF THE DECLARATION.

PARCEL 2:

AN UNDIVIDED 97% INTEREST AS TENANT IN COMMON IN AND TO THE COMMON AREA LYING WITHIN SAID PARCEL 1 OF PARCEL MAP 8187 AS SHOWN ON THE PLAN AND DEFINED IN THE DECLARATION, EXCEPTING AND RESERVING THEREFROM THE FOLLOWING:

(A) ALL CONDOMINIUM UNITS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION.

(B) EXCLUSIVE USE COMMON AREAS FOR POSSESSION, USE AND ENJOYMENT OF THOSE AREAS DESIGNATED ON THE PLAN AND DEFINED IN THE DECLARATION.

(C) NON-EXCLUSIVE EASEMENTS FOR USE, ENJOYMENT, INGRESS, EGRESS AND SUPPORT IN AND TO THE COMMON AREA AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION.

(D) ALL EASEMENTS AS DEFINED IN THE DECLARATION.

PARCEL 3:

(A) NON-EXCLUSIVE EASEMENTS FOR USE, ENJOYMENT, INGRESS, EGRESS AND SUPPORT IN AND TO THE COMMON AREA, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, FOR THE BENEFIT OF PARCEL 1 HEREINABOVE.

(B) NON-EXCLUSIVE EASEMENTS FOR ENCROACHMENT AND UTILITY, ALONG WITH A MAINTENANCE EASEMENT DEFINED IN THE DECLARATION.

APN: 986-0017-014 and 986-0017-018